--------------------------------------------------------------------------------
IBM                                                         IBM PC
                                                            Remarketer
Authorized                                                  Announcement
Remarketer                                                  --------------------
                                                            March 18, 1996
--------------------------------------------------------------------------------

IBM PERSONAL COMPUTER DEALER PROGRAM EVALUATION

Recently IBM has taken significant actions to strengthen our relationship with our reseller channel by resolving those issues you told us were inhibitors to our mutual success. We announced a change in our go-tomarket strategy to depend on you as the primary fulfillment channel for all personal computer products. We also changed the mission of PC Direct to a consumer focused sales organization and a demand generation operation to deliver sales leads to our Business Partners. We stopped all IBM internal organizations from sourcing personal computers for resale and we closed our Availability Services Customized Operational Support (COS) centers. We implemented a compensation program for IBM Sales and Services (S&S) representatives that compensates them fully for Business Partner PC placements and educated them on the benefits of jointly marketing products and services with you to the customer. Finally, we put it all in writing through the Business Partner Charter.

Today we are continuing this commitment to you by automatically extending IBM Personal Computer Dealer Agreements for twelve months upon their expiration. This includes those Dealer Agreements about to expire for not achieving the end user sales Minimum Renewal Criteria (MRC). We are taking this action while we evaluate further improvements to our Dealer Program.

Thank you for your partnership and we look forward to building a new, mutually successful, relationship with you for the future.

THIS ANNOUNCEMENT IS PROVIDED FOR YOUR INFORMATION ONLY AND IS SUBJECT TO CHANGE WITHOUT NOTICE. FOR ADDITIONAL INFORMATION, CONTACT YOUR IBM REPRESENTATIVE.

--------------------------------------------------------------------------------

INTERNATIONAL BUSINESS MACHINES CORPORATION                           PCR 96-006
IBM PERSONAL COMPUTER COMPANY - AMERICAS                              PCD 96-006
3038 CORNWALLIS ROAD, RESEARCH TRIANGLE PARK, NC 27709

===================PCRMKTR       Remarketer Memos/IBM PC Co. N.A.===============
94-015 Introduction of 24-month Business Partner Agreement

                                                              September 13, 1994

MEMORANDUM TO:    IBM Authorized Personal Computer Dealers
                  IBM Authorized Industry Remarketers
                  - Personal Computer
                  IBM Authorized Aggregators
                  IBM Authorized Distributors

SUBJECT:          Introduction of 24-month Business Partner
                  Agreement

In response to remarketer feedback, the IBM PC Company is pleased to introduce the 24-month Business Partner Agreement for qualifying Personal Computer Dealers
(PCDs), Industry Remarketers - Personal Computer (IRPCs), Aggregators and Distributors.

To qualify, you must have achieved your agreement's minimum renewal criteria
(MRC) for the prior year and have satisfied any outstanding notices of deficiency.

If you are in your first year of IBM authorization, you must successfully complete your 12-month agreement and achieve 100% of your MRC before you will be offered a 24-month renewal agreement.

If you currently qualify for a 24-month term, your agreement will be extended 12 months from your current expiration date. Tour MRC will be adjusted to an amount equal to twice the 12- month MRC shown on your current Dealer, Industry Remarketer or Distributor Profile.

The effective date of this offering is October 1, 1994. This memo serves as notification of your agreement's new expiration date. Terms and conditions of your current IBM Business Partner Agreement apply for the contract period. A copy of your next agreement will not be mailed to you until your next renewal period.

We hope this transition to 24-month agreements simplifies your renewal process and contributes to your continued success. For further information, please contact your IBM representative.

                                                            D. C. Boucher
                                                            Vice President
                                                            Channel Marketing

            Blind note:         HQ contact is Genie Sayre, tie line
                                336-9023 or RHQVMIS(GMSAYRE).

                                                               [GRAPHIC OMITTED]
IBM BUSINESS PARTNER AGREEMENT
DEALER PROFILE
--------------------------------------------------------------------------------
We welcome you as an IBM Business Partner.

This Profile covers the details of your authorization to market our Products to End Users. Like you, we are committed to providing the highest quality Products to the Customer. As our dealer, please let us know if you have any questions or problems with our Products.

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

        (a)    this Profile;

        (b)    Remarketer General Terms (2125-4800-02 3/93); and

        (c)    the applicable Attachments referred to in this Profile.

This Agreement and its applicable Transaction Documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us. Once this Profile is signed, 1) any reproduction of this Agreement or a Transaction Document made by reliable means (for example, photocopy or facsimile) is considered an original and 2) all Products you order and Services you perform under this Agreement are subject to it.

Revised Profile (yes/no):   NO          Date received by IBM: JUNE 29, 1993

AGREED TO: (IBM Business Partner name)  AGREED TO:
Technicomp Corp                         International Business Machines
Houston, TX 77074                       Corporation



By /s/ JAMES H. LONG                    By  /s/ N.S. BOLER
        Authorized signature                   Authorized signature


Name (type or print):                   Name (type or print): N.S. Boler

Date:   6/28/93                         Date:   6/29/93

IBM Business Partner address:           IBM Office address:
Technicomp Corp                         3200 Windy Hill Rd. Wildwood-G 3rd Floor
                                        Marietta, GA 30067
ValCom Computer Center

5401 Southwest Freeway
Houston, TX 77074

  AFTER SIGNING, PLEASE RETURN A COPY OF THIS PROFILE TO THE LOCAL "IBM OFFICE
                             ADDRESS" SHOWN ABOVE.
--------------------------------------------------------------------------------

                           DETAILS OF OUR RELATIONSHIP

1. CONTRACT-PERIOD START DATE (MONTH/YEAR): 09/93       DURATION (MONTHS): 12

   The start date is always the first day of a month. The start date does not change with a revised Profile.

2. RELATIONSHIP APPROVAL/ACCEPTANCE OF ADDITIONAL TERMS:
   For each approved relationship, each of us agrees to the terms of the applicable Attachment by signing this Profile. Copies of those Attachments are included. Please make sure you have them (and the Remarketer General Terms) and notify us if any are missing.

                                                            APPROVED
   AUTHORIZED RELATIONSHIP                                  (YES/NO)             ATTACHMENT
   1)    Dealer                                               YES             Z125-4802-03 3/93
   2)    Aggregator for IBM Authorized Dealers                NO              Z125-4803-00 3/92
   3)    Aggregator for IBM Authorized Industry Remarketers   NO              Z125-4803-00 3/92
   4)    Federal Remarketer Program (for Dealer Headquarters) NO              Z125-5060-00 4/93
         Associated Federal Integrator DOU                                    Z125-5057-00 4/93
         Associated Federal Integrator Application                            NAFI

   THE FOLLOWING OFFERING HAS ADDITIONAL
   TERMS IN THE APPLICABLE ATTACHMENT:

   1)    Licensed Education Offerings                         NO              Z125-4814-02 6/92

3. IBM EMPLOYEE SALES PROGRAM/IBM FUND FOR COMMUNITY SERVICE PROGRAM:
   Do you wish to participate in these programs? (yes/no)     NO

4. NAME AND ADDRESS OF YOUR AGGREGATOR, IF APPLICABLE:
   You may receive Products through this Aggregator. By selecting this Aggregator, you agree that it (and not we) will provide the functions identified in the Remarketer General Terms as the Aggregator's responsibility.

INACOM CORPORATION

INACOM CORP
10810 FARNAM STREET
OMAHA, NE 68154

5. PRODUCT APPROVAL:
   The following Products are listed in the Dealer Exhibit.

                                                        APPROVED TO MARKET    APPROVED TO DISTRIBUTE
                                                           TO END USERS          AS AN AGGREGATOR
SYSTEM UNITS, INCLUDING THEIR                                (YES/NO)                (YES/NO)
ASSOCIATED PROGRAMS AND PERIPHERALS
1)   IBM PS/2                                                  YES                     NO
     Models 852x through 854x (1)

2)   IBM PS/2                                                  YES                     NO
     (Advanced Products)
     Models 855x through 259x (1)

3)   IBM PS/ValuePoint (1)                                     YES                     NO

4)   IBM ThinkPad and IBM PS/Note (1)                          YES                     NO

PROGRAMS

1)   Programs (1)                                              YES                     NO

PRODUCTS AND OFFERINGS

1)   Selected Academic Solutions                                NO                     NO

2)   IBM Personal Typing System                                 NO                     NO
     Selected Products

3)   Licensed Education Off`erings                              NO                     NO

(1) As per the Dealer/Retailer Attachment, we may also approve you to market to associated resellers approved by us.
(2) Not eligible for Program preload under the Dealer/Retailer Attachment's rental terms.

   EXCLUSIONS, IF APPLICABLE:
   Although included by reference above, you are not approved for these individual Products.

      N/A

6. AUTHORIZED LOCATIONS:

   TOTAL NUMBER OF AUTHORIZED LOCATIONS LISTED IN THIS PROFILE:     2
--------------------------------------------------------------------------------
LOC. ID   |  LOC. TYPE(1)  |                AUTHORIZED LOCATION
          |                |       (STREET ADDRESS, CITY, STATE, ZIP CODE)
A1022     |     PCD        |              5401 SOUTHWEST FREEWAY
          |                |                HOUSTON, TX 77074
--------------------------------------------------------------------------------

MINIMUM RENEWAL CRITERIA
--------------------------------------------------------------------------------
Product Name               |     Volumes/Revenue/Other
Advanced PS/2              |     $100,000.00 End User Sales
--------------------------------------------------------------------------------
Agreement #OBD4197
--------------------------------------------------------------------------------

MINIMUM NUMBER OF TRAINED PERSONNEL
--------------------------------------------------------------------------------
PRODUCT/COURSE NAME    |    MGMT     |    SALES   |    PROG SUPPORT  | SERVICE
Advanced PS/2          |    n/a      |    All     |    All           | All
--------------------------------------------------------------------------------

DEALER CERTIFICATION (2)
--------------------------------------------------------------------------------
 04  |  20 | 26 | 28 | 47 | 51 | 56 | 59 | 67 | 58 | 69 | 79 | 80 | 140 | 182
  N  |   N |  Y |  N |  N |  N |  N |  N |  N |  N |  N |  N |  N |  N  |  N
 +o  |  +m |    |    |    |    |    |    |    |    |    |    |    |     |
  N  |   N |    |    |    |    |    |    |    |    |    |    |    |     |
--------------------------------------------------------------------------------

(1) A location type of "PCD" means a personal computer dealer, "ARD" means an authorized rental-only dealer, "ASD" means an authorized software-only dealer.

(2) The location must be certified for you (as our dealer) to market certain Products or you (when also approved as our Authorized Personal Systems Servicer) to service certain Products. A "Y" means certified; an "N" (or anything other than a "Y") means not certified. The group to which each Product is assigned is specified in the Dealer Exhibit.

    CERTIFIED GROUPS:

04 *  IBM Authorized Personal Systems Servicer    47 = Cooperative Processing Products -    79   = IBM VoiceType
20 =  IBM Personal Typing System                        IBM OfficeVision                    80   = IBM DirectTalk/++
      Selected Products & PTS/2                   51 = Advanced Connectivity Products -     140  = Licensed Education Offerings
26 =  Advanced Products - IBM PS/2                      IBM Tokenway Model 90R (3174)       182  = IBM ImagePlus%
      Models 955x through 969x                    56 = Selected Academic Solutions (a)      +o   = Approved to order IBM AIX PS/2
38 =  IBM PS/2 RPG II Application                 59 = IBM THINKable Products                      Program (c)
      Toolkit and Platform                        67 = NetWare (b) - Basic                  +w   = Approved to market IBM AIX PS/2
                                                  68 = NetWare - Gold                              Programs (d)
                                                  69 = NetWare - Platinum

(a) Certification is for a PCD Authorized Location approved to market Selected Academic Solutions only to qualified educational End Users.

(b)  Registered trademark of Novell, Inc.

(c) Certification is for a headquarters PCD Authorized Location approved to order the Products directly from us.

(d) Certification is for a PCD Authorized Location approved to market the Products received from its headquarters location or from our system software remarketers.

(e) While certified, you may not assign Warranty Service responsibility for any Machines.

--------------------------------------------------------------------------------
LOC. ID   |  LOC. TYPE(1)  |                AUTHORIZED LOCATION
          |                |       (STREET ADDRESS, CITY, STATE, ZIP CODE)
71565     |     PCD        |                  14202 Proton
          |                |                Dallas, TX 75244
--------------------------------------------------------------------------------

MINIMUM RENEWAL CRITERIA
--------------------------------------------------------------------------------
Product Name               |     Volumes/Revenue/Other
Advanced PS/2              |     $100,000.00 End User Sales
--------------------------------------------------------------------------------
Agreement #OBD4197
--------------------------------------------------------------------------------

MINIMUM NUMBER OF TRAINED PERSONNEL
--------------------------------------------------------------------------------
PRODUCT/COURSE NAME    |    MGMT     |    SALES   |    PROG SUPPORT  | SERVICE
Advanced PS/2          |    n/a      |    All     |    All           | All
--------------------------------------------------------------------------------

DEALER CERTIFICATION (2)
--------------------------------------------------------------------------------
 04  |  20 | 26 | 28 | 47 | 51 | 56 | 59 | 67 | 58 | 69 | 79 | 80 | 140 | 182
  N  |   N |  Y |  N |  N |  N |  N |  N |  N |  N |  N |  N |  N |  N  |  N
 +o  |  +m |    |    |    |    |    |    |    |    |    |    |    |     |
  N  |   N |    |    |    |    |    |    |    |    |    |    |    |     |
--------------------------------------------------------------------------------

7. ASSIGNMENT OF WARRANTY SERVICE RESPONSIBILITY, IF APPLICABLE:
   You assign to us, or an IBM Authorized Personal Systems Servicer, Warranty Service responsibility for these Machines. Please refer to the Dealer Exhibit for those Machines that are assignable.

Type/Model      Type/Model       Type/Model             Type/Model

   n/a
-------------   --------------   --------------------   ---------------------

-------------   --------------   --------------------   ---------------------

-------------   --------------   --------------------   ---------------------

-------------   --------------   --------------------   ---------------------

Unless you wish to make this assignment to us, please specify the name of the IBM Authorized Personal Systems Servicer:

_______________________________

IBM BUSINESS PARTNER AGREEMENT
REMARKETER GENERAL TERMS
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

SECTION            TITLE                                                   PAGE

  1.     Definitions.........................................................2
  2.     Agreement Structure.................................................3
  3.     Our Relationship....................................................4
  4.     Marketing Funds and Promotional Offering............................5
  5.     Status Change.......................................................5
  6.     Export of Products..................................................5
  7.     Federal Reporting Requirements......................................6
  8.     Ordering and Delivery...............................................6
  9.     Inventory Adjustments...............................................7
  10.    Prices and Price Changes............................................7
  11.    Invoicing, Payment, and Taxes.......................................7
  12.    Title...............................................................8
  13.    Risk of Loss........................................................8
  14.    Engineering Changes.................................................9
  15.    Licensed Internal Code..............................................9
  16.    Programs............................................................9
  17.    Installation and Warranty..........................................10
  18.    Warranty Service...................................................10
  19.    Marketing of IBM Maintenance Services..............................11
  20.    Patents and Copyrights.............................................12
  21.    Liability..........................................................12
  22.    Trademarks.........................................................13
  23.    No Property Rights.................................................13
  24.    Changes to the Agreement Terms.....................................13
  25.    Agreement Termination..............................................13
  26.    Waiver of Noncompliance............................................14
  27.    Electronic Communications..........................................14
  28.    Geographic Scope...................................................14
  29.    Governing Law......................................................14

IBM BUSINESS PARTNER AGREEMENT
REMARKETER GENERAL TERMS
--------------------------------------------------------------------------------

1.  DEFINITIONS

    AGGREGATOR is our remarketer who we authorize to acquire Products from us to supply to its Customers who are also our remarketers. In addition, we may authorize a remarketer to supply our Products to others (for example, our industry remarketers). An "Aggregator" is responsible for ordering, delivery, invoicing, payment, taxes, price reductions, and inventory adjustments. In your Profile, we specify 1) the identity of your "Aggregator," if any, or 2) if we approve you as an "Aggregator."

    AUTHORIZED LOCATION is a site, controlled and operated by you, at which we authorize you to perform your responsibilities under this Agreement. We may specify in your Profile certain requirement to which you must adhere at each Authorized Location (such as, minimum renewal criteria and minimum number of trained personnel).

    CUSTOMER is either an End User, or a reseller who does not market to other resellers. We specify in your Profile if we authorize you to provide Products to End Users, resellers, or both.

    CUSTOMER-SET-UP MACHINE is an IBM Machine that you (or your Customer) set up according to our instructions.

    END USER is anyone, unaffiliated with you (except if you are a qualified educational institution), who acquires Products for its own use and not for resale.

    MACHINE is an IBM or non-IBM machine, its features, conversions, upgrades, elements, accessories, cables, or any combination of them (provided by use or your Aggregator) that we approve you to provide to your Customers.

    PRODUCT is a Machine, Program, or Service.

    PROGRAM is an IBM or non-IBM licensed program (provided by us or your Aggregator) that we approve you to provide to your Customers. The term "Program" does not include Licensed Internal Code.

    SERVICE is assistance (for example, Product maintenance) that we approve you to perform or market. The term "Service" includes use of a resource (such as a network) that we approve you to provide to your Customers.

2.  AGREEMENT STRUCTURE

    The Remarketer General Terms apply to all our remarketers.

    PROFILES

    We specify the details of our relationship (for example, the type of remarketer you are) in a document called a "Profile." Each of us agrees to the terms of the Profile, the Remarketer General Terms, and the applicable Attachments referred to in the Profile, (collectively called the "Agreement"), by signing the Profile.

    ATTACHMENTS

    We describe additional terms that apply to our relationship in documents called "Attachments." For example, we describe the additional terms that apply specifically to dealers in an Attachment. Several Attachments may apply to you. We specify in your Profile the Attachments that apply.

    TRANSACTION DOCUMENTS

    We will provide to you the appropriate "Transaction Documents" that confirm the details or your order or provide additional information about our relationship. The following are examples of Transaction Documents, with examples of the information they may contain:

    1.  invoices (item, quantity, price, and amount due);

    2.  addenda (trial period and trial Products); and

    3. exhibits (eligible Products, warranty information, and other Product-specific information). We may change the terms of an exhibit on written notice.

    CONFLICTING TERMS

    If there is a conflict among the terms in the various documents, those of an Attachment prevail over those of the Remarketer General Terms. The terms of a Profile prevail over those of both of these documents. The terms of a Transaction Document prevail over those of all the documents.

    OUR ACCEPTANCE OF YOUR ORDER

    A Product becomes subject to this Agreement when we accept your order by:

    1.  sending you a Transaction Document; or

    2.  providing the Product to you.

    ACCEPTANCE OF THE TERMS IN A TRANSACTION DOCUMENT

    You accept the terms in a Transaction Document by doing any of the following:

    1.  signing it;

    2.  accepting the Product described in the Transaction Document;

    3.  providing the Product to your Customer; or

    4.  making any payment for the Product.

3.  OUR RELATIONSHIP

    MUTUAL RESPONSIBILITIES

    Each of us agrees that under this Agreement:

    1. the Products we approve you to market are complex in nature and require that you provide high quality support, both before and after the sale, to ensure Customer satisfaction;

    2. we offer a money-back guarantee to End Users for certain Products. You agree to inform the Customer of the terms of this guarantee before the applicable sale. For any such Product, you agree to 1) accept its return within the time frame we specify, 2) refund the full amount paid to you for it, and 3) dispose of it (including all its components) as we specify. We will pay transportation charges for return of the Product to us and will give you an appropriate credit;

    3. you are an independent contractor. Neither of us is a legal representative or agent of the other. Neither of us is legally a partner of the other (for example, neither of us is responsible for debts incurred by the other), and you are not our employee or franchise;

    4. each is free to enter into similar agreements with others, to market competitive Products, and to conduct its business in whatever way it chooses, provided there is no conflict with this Agreement. We may increase or decrease the number of our remarketers, the types of distribution channels, and the number of participants in such channels;

    5.  each is free to establish its own prices;

    6. all information exchanged is nonconfidential. If either of us requires the exchange of confidential information, it will be made under a signed confidentiality agreement;

    7. neither of us will bring a legal action against the other more than two years after the cause of action arose; and

    8. you may acquire an insignificant number of Products for your own internal use.

    YOUR OTHER RESPONSIBILITIES

    You agree not to do any of the following:

    1. assign, or otherwise transfer, this Agreement or your rights under it, delegate your obligations, or appoint another reseller (including a related company) or agent to represent you or to market our Products, without our prior written consent. Any attempt to do so is void;

    2. assume or create any obligations on our behalf, or make any representations or warranties about us or our Products, other than those we authorize;

    3. make complaints to us about any other remarketer's pricing or other marketing practices. We do not wish to receive, and will disregard, any such complaints (written or oral). Any comments by our representatives contrary to this are expressly unauthorized and disclaimed by us; or

    4. conduct your business in a way (for example, failure to maintain the highest quality professionalism in all your dealings with Customers) that adversely affects our reputation or goodwill.

    You agree to:

    1.  sell only to End Users, unless otherwise specified in this Agreement;

    2. be responsible for Customer satisfaction with our Products and all your related activities, and participate in Customer- satisfaction programs as we determine. For example, you agree to provide us with the names and addresses of all End Users who have acquired our Products from you;

    3.  actively and diligently promote our Products;

    4. ensure that your compensation or incentive plans for your employees who market our Products are not unfair to us in comparison with your plans for competitive products you market.

    5. meet, during the contract period, any minimum renewal criteria specified in your Profile. These criteria are a measurement of the performance expected of you (such as sales);

    6. maintain trained personnel and comply with any certification requirements;

    7. provide us with relevant financial information about your business enterprise on request.

    8. furnish sales receipts to your Customers before or upon delivery of Products. You agree to specify on the sales receipt your Customer's name and address, the Machine type/model and serial number, installed location, date of sale, any non-IBM alterations or attachments made, and the Warranty Service provider;

    9. provide us with any Customer documents we require, within 10 days of the applicable transaction (for example, End User signing of our license or maintenance agreement);

    10. provide us with sales and inventory information for our Products on request;

    11. retain records by location of each Product transaction (for example, a sale or credit) for five years and of each warranty claim for three years. Records must include (as applicable) Machine type/model and serial number, Authorized Location to which distributed, and Customer name and address;

    12. assist us in tracing and locating Products;

    13. provide us with reasonable, free, and safe access to your facilities, at a mutually-convenient time, for us to fill our obligations. If you become aware of any unsafe conditions or hazardous materials to which our personnel would be exposed at any of your facilities, you agree to notify us promptly; and

    14. comply with all laws and regulations (such as those governing consumer transactions).

    OUR REVIEW OF YOUR COMPLIANCE WITH AGREEMENT

    We may periodically review your performance under this Agreement. You agree to provide us with relevant records on request. We have the right to reproduce them, retain the copies, and audit your compliance with this Agreement on your premises during your normal business hours. We may use an independent auditor for this.


4.  MARKETING FUNDS AND PROMOTIONAL OFFERINGS

    You agree to use any marketing funds and promotional offerings according to our guidelines. For Products you provide to resellers, you agree to administer and disburse these funds or offerings in a proportional and equitable manner. You also agree to keep records of such funds or offering for three years.

    We may withhold or recover marketing funds and promotional offerings if you breach any of the terms of this Agreement. Upon notice of termination, any marketing funds and promotional offerings will no longer be available for use by, or accrual to, you.

5.  STATUS CHANGE

    You agree to give us prompt written notice (unless precluded by law or regulation) of any change, or anticipated change, in your financial condition, business structure, or operating environment (for example, a material change in equity ownership or ownership or management, closing or relocation of an Authorized Location, or any change to information supplied in your application). Such change or failure to give notice may result in termination of this Agreement.

6.  EXPORT OF PRODUCTS

    You are not authorized to actively market Products outside the geographic scope of this Agreement, and you agree not to use anyone else to do so.

    If a Customer acquires a Product for export, our responsibilities under this Agreement no longer apply to that Product. You agree to use your best efforts to ensure that your Customer complies with United States export laws and regulations, and any import requirements of the destination country. Before the sale of a Product, you agree to prepare a support plan for it and obtain your Customer's agreement to that plan. Within one month of sale, you agree to provide us with the Customer's name and address, Machine type/model and serial number, date of sale, and destination country.

    We exclude these Products from:

    1.  attainment of your minimum renewal criteria;

    2.  attainment of your committed quantities;

    3.  qualification for applicable promotional offerings and marketing funds;
        and

    4.  qualification for any lower prices.

    We may also reduce future supply allocations to you by the number of exported Products.

    Our Programs may not be exported.

7.  FEDERAL REPORTING REQUIREMENTS

    To comply with Federal law, you agree not to employ or compensate any individuals to perform activities under this Agreement (without our prior written approval) who were, within the last two years:

    1.  members of the armed forces in a pay grade of O-4 or higher; or

    2. civilians employed by the Department of Defense with a pay rate equal to, or greater than, the minimum rate for a grade GS-13.

    You agree to provide us with any information that we need to comply with this law.

8.  ORDERING AND DELIVERY

    You may order Products either from us or your Aggregator. We accept orders for withdrawn Products subject to their availability.

    On our request, you agree to make reasonable efforts to use our automated order-entry system. You agree to pay all expenses associated with it.

    We will mutually agree to a location to which we ship Products. We will use reasonable efforts to meet your requested delivery dates for Products you order from us. We select the method of transportation and pay associated charges for Products we ship.

    You agree to notify us within 20 days of receipt, of any discrepancies between our shipping manifest and the Products received from us. We will work with you to reconcile any differences.

    CANCELLATION OF AN ORDER

    You may cancel an order for a Product before we ship it. We may charge you a cancellation charge. We determine this charge by multiplying the amount we charge you for the Product by the cancellation-charge percent. We will inform you in writing of that percent. The cancellation charge does not apply to a Product if 1) we postpone its shipment for more than 15 days from its estimated shipment date and 2) you cancel your order before shipment.

    We may not be able to honor a cancellation request received less than 10 business days before the Product's estimated shipment date. If you return such Product, our inventory-adjustment terms apply.

    DELAYED SHIPMENT OF A PRODUCT

    Circumstances may arise where we delay the shipment of a Product due to our inability to meet the original estimated shipment date. If this delay causes the estimated shipment date to be after the end of your contract period, the terms of this Agreement apply to that Product. It will be treated as if you had acquired it during the contract period.

9.  INVENTORY ADJUSTMENTS

    For purposes of rebalancing your inventory, we will inform you in writing which Products you may return to us for credit, their inventory-adjustment categories, and any terms associated with these categories. We will issue a credit to you when we accept the returned Product. You may use the credit only after we issue it.

    We may charge you a handling charge for returned Products. We determine this charge by multiplying the inventoryadjustment credit amount for the Product by the handling-charge percent. We will inform you in writing of that percent. You agree to pay shipping charges for Products you return. They must be in our original, undamaged packages (unopened for Machines), and without any non-IBM labels.

    Certain Products may be acquired only as Machines and Programs packaged together as a solution. These Products must be returned with all their components intact. However, we do not require the shipping container to be unopened for some of these Products (for example, Selected Academic Solutions), as we determine.

    Returned Products must be unused and in new condition. You agree to ensure that the Products are free of any legal obligations or restrictions that prevent their return. We accept them only from locations to which we ship Products.

    We will reject any returned Product that does not comply with these terms and send it back to you at your expense.

10. PRICES AND PRICE CHANGES

    We will specify the prices for each Product and inform you of any changes. Price increases do not apply to you if we receive your order before the effective date of the increase. You receive the benefit or a price decrease for Products we ship on or after the effective date.

    PRICE-REDUCTION CREDITS

    If we decrease the price for a Product, you may be eligible to receive a price-reduction credit for eligible Products in your inventory. We will specify the Product's price-reduction credit category and associated terms in writing, and will inform you periodically of any changes. You may use the credit only after we issue it.

    ADDITIONAL CHARGES

    Depending on the circumstances, additional charges may apply. For example, if we perform a Service for you, we charge an additional amount. We will notify you in advance if these charges apply.

11. INVOICING, PAYMENT, AND TAXES

    Payment in full is due upon receipt of our invoice. You agree to pay as we specify in the invoice. We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against amounts due us or any of our subsidiaries.

    You agree to pay the amounts equal to any applicable taxes resulting from any transaction under this Agreement. This does not include taxes based on our net income. You are responsible for personal property taxes for each Product from the date we ship it to you or the End User.

    You agree to provide us with valid reseller-exemption documentation for each applicable taxing jurisdiction. Otherwise, we will charge you all applicable state and local taxes or duties. You agree to notify us promptly if this documentation is revoked or modified. You are liable for any claims or assessments that result from any taxing jurisdiction refusing to recognize your exemption.

    FAILURE TO PAY ANY AMOUNTS DUE

    If your account becomes delinquent, you agree that we may do one or more of the following:

    1. impose a finance charge, up to the maximum permitted by law, on the delinquent portion of the balance due;

    2. repossess any Products. If we do so, you agree to pay all expenses associated with repossession and collection, including reasonable attorney's fees. You agree to make the Products available to us at a site that is mutually convenient;

    3.  terminate this Agreement; or

    4.  pursue any other remedy available at law.

    In addition, if your account with any of our subsidiaries becomes delinquent, we may terminate this Agreement.

12. TITLE

    As an Aggregator, when you order a Machine from us, we do not transfer title to you. As any other remarketer, when you order a Machine, we transfer title to you when the Machine is shipped by us or your Aggregator.

    Any prior transfer of title to a Machine to you is void from its inception when 1) it is accepted as a returned Machine or 2) you deliver it under the IBM Employee Sales Program.

    If an End Users orders a Machine from us (and not from you) and we pay you a fee to deliver that Machine. we transfer title to the End User (and not to you) when you deliver the Machine.

    We do not transfer title to Programs.

    PURCHASE MONEY SECURITY INTEREST

    We reserve a purchase money security interest in a Machine, and you grant us a purchase money security interest in your proceeds from the sale of, and your accounts receivable for, a Product, until we receive the amounts due. For a feature, conversion, or upgrade involving the removal of parts that become our property, we reserve the security interest until we receive the amounts due and the removed parts. You agree to sign an appropriate document (for example, a "UCC-1") to permit us to perfect our purchase money security interest.

    END USER LEASE FINANCING

    If an End User obtains a lease for a Machine for legitimate financing purposes, you may transfer title to the Machine to the lessor. You may finance End Users' Product acquisitions.

13. RISK OF LOSS

    We bear the risk of loss for a Product until its initial delivery from us.

14. ENGINEERING CHANGES

    You agree to allow us to install, at a mutually-convenient location, mandatory engineering changes (such as those required for safety) on all Machines in your inventory, and to use your best efforts to enable us to install such engineering changes on your Customers' Machines. Mandatory engineering changes are installed at our expense and any removed parts become our property.

    During the warranty period, we manage and install engineering changes at:

    1. your or your Customers' locations for Machines for which we provide Warranty Services; and

    2. your location for other Machines. Alternatively, we will provide you with the parts (at no charge) and instructions to do the installation yourself. We will reimburse you for your labor at a rate we specify.


15. LICENSED INTERNAL CODE

    Certain Machines we specify (called "Specific Machines") use Licensed Internal Code (called "Code"). We own copyrights in Code. We own all copies of Code, including all copies made from them.

    We will identify each specific Machine in writing. We grant the rightful possessor of a Specific Machine a license to use the Cde (or any replacement we provide) on, or in conjunction with, only the Specific Machine, designated by serial number, for which the Code is provided. We license the Code to only one rightful possessor at a time. You agree that you are bound by the terms of the separate license agreement that we will provide to you.

    YOUR RESPONSIBILITIES

    You agree to inform your Customer, and record on the sales receipt, that the Machine you provide is a Specific Machine using Licensed Internal Code. You agree to 1) provide the applicable license agreement to your Customer before the sale and 2) ensure that the agreement is signed before a sale to an End User.

6. PROGRAMS

    For certain Programs, we require End Users to sign our license agreements. You agree to ensure those signatures are obtained and the appropriate supplements are issued before those Programs are provided. All other Programs (called "Program Packages") are licensed under the terms of the agreements provided with them.

    When you make authorized copies of Programs, you agree to reproduce the copyright notice and any other legend of ownership on the copies. When we provide you with service materials for Programs, you agree to copy and distribute those materials to End Users.

    You agree to refund the amount paid for:

    1. an IBM Program Package returned to you because the End User does not accept the terms of the license (for example, by not opening the media envelope). However, if such Program is packaged together with other Programs or Machines as a solution, all components must be returned. In this case, you agree to refund the amount paid for all the components; and

    2. any detective IBM Program returned to you under the terms of its warranty.

    In either case, you may return the IBM Product to us for credit.

17. INSTALLATION AND WARRANTY

    For a Machine to function properly, it must be installed in a suitable physical environment. For a Machine we install, we will ensure that it is in good working order and meets the criteria specified in its Official Published Specifications before we consider it installed. We provide instructions to enable the setup of Customer-set-up Machines. We are not responsible for the installation of Programs or non-IBM Machines.

    With each IBM Machine we ship, we include a copy of our statement of limited warranty. We will provide a copy to you. You agree to make it available to the End User for review before the sale. We provide non-IBM Products on an "AS IS" basis. However, non-IBM manufacturers, suppliers, or publishers may provide their own warranties to you.

    DATE OF INSTALLATION

    We calculate the expiration of an IBM Machine's warranty period from the Machine's Date of Installation.

    The Date of Installation for a Machine we are responsible for installing is the business day after the day 1) we install it or 2) we make it available for installation, if you (or the End User) defer installation. Otherwise (for example, if others install it or break its warranty seal), it is the day we deliver the Machine to you (or the End User).

    The date of Installation for a Customer-set-up Machine:

    1. that we ship to the End User (or to you for your own use), is the fifth business day after the day the Machine is received;

    2. that you ship, is the earlier of 1) the second business day after the End User receives the Machine or 2) the day you or your Customer place the Machine in use; or

    3. is the same as the Date of Installation for a Machine that we install, if the Customer-set-up Machine is being installed with, and attached to, it.

    If we authorize you to install Programs on a Machine at an Authorized Location (and therefore you set up the Machine), we do not consider this as the Date of Installation, as long as you promptly ship the Machine to the End User.

    You (or your Customer, if other than an End User) must record the Machine's Date of Installation on the End User's sales receipt. You must also notify us upon our request.

18. WARRANTY SERVICE

    We will inform you in writing who is responsible for providing Warranty Service for Machines. We do so by specifying the Warranty Service category for each Machine.

    WHEN WE ARE RESPONSIBLE FOR SERVICING MACHINES

    When we are responsible for providing Warranty Service, we do so for the IBM Machine during its warranty period at no charge to keep it in, or restore it to, good working order. In this case, you are not authorized to perform Warranty Service. You agree to convey all (or the remaining portion) of our warranty to your Customer.

    When You are Responsible for Servicing Machines

    When you are responsible for providing Warranty Service, you agree to do the following according the Service support guidelines we provide:

    1.  maintain Warranty Service capability;

    2. ensure that it is performed only by personnel trained to our standards and consistent with the terms of our statement of limited warranty;

    3. provide it even for Machines that the End User did not acquire from you; and

    4.  submit only valid warranty-reimbursement requests to us.

    We will:

    1. train you to provide Warranty Service. We provide training, at no charge, for the minimum number of your Service personnel that we require. Additional training may be provided for a fee;

    2.  provide you with necessary technical information; and

    3. pay you for Warranty Service performed and exchange (or reimburse you for) parts.

    MAINTENANCE PARTS

    We sell maintenance parts for use in providing Warranty Service and for maintaining Machines. You may sell such parts to others for use in maintaining Machines.

    ASSIGNMENT OF WARRANTY SERVICE RESPONSIBILITY FOR MACHINES WITH ON-SITE TYPE OF SERVICE

    For a Machine that we designate as having on-site type of service (performed at the Customer's location as opposed to the warranty provider's service location), you may assign Warranty Service responsibility to us or to anyone else authorized by us to provide it. You agree to:

    1. ensure that the assignee accepts Warranty Service responsibility for each Machine assigned to it;

    2.  provide a copy of the sales receipt to the assignee;

    3.  notify your Customer of the assignment; and

    4.  remain responsible for your Customer's satisfaction with that Service.

    If you assign Warranty Service responsibility for all units of a Machine type to us, you are no longer required to be Warranty Service capable for that Machine type.

    When you accept Warranty Service responsibility from another of our remarketers, you may not reassign that responsibility and are responsible for Customer satisfaction with that Service.

    WARRANTY SERVICE FOR NON-IBM PRODUCTS

    For non-IBM Products that we do not warrant and other non-IBM equipment that a Customer may reasonably believe is warranted by us, you agree to inform your Customer in writing, before the sale, that we do not warrant them. You also agree to inform your Customer 1) that the Products or equipment are non-IBM, 2) of the applicable warranty (if any), and 3) of the procedure to obtain any warranty service.

19. MARKETING OF IBM MAINTENANCE SERVICES

    For Machines you are approved to market, you may market our Maintenance Services to any End User. We provide Maintenance Services under the terms of our applicable agreement. You agree to provide us with any required documents signed by you or the End User, and inform the End User of our service procedures.

    When we confirm the specific terms applicable to the End user's Machine, we will pay you a specific fee. However, we will not pay the fee if the Machine is already under one Maintenance Services or these Services have been terminated for the Machine with the prior six months. If the End User terminates Maintenance Services before the initial-charge period specified in the applicable agreement, you agree to refund the fee.

20. PATENTS AND COPYRIGHTS

    For purposes of this section only, the term "Product" includes Licensed Internal Code and excludes Services.

    If a third party claims that a Product we provide under this Agreement infringes that party's patent or copyright, we will defend you against that claim at our expense and pay all costs, damages, and attorney's fees that a court finally awards, provided that you:

    1.  promptly notify us in writing of the claim; and

    2. allow us to control, and cooperate with us in, the defense and any related settlement negotiations.

    If such a claim is made or appears likely to be made, about a Product in your inventory, you agree to permit us to either enable you to continue to market and use the Product, or to modify or replace it. If we determine that none of these alternatives is reasonably available, you agree to return the Product to us on our written request. We will then give you an appropriate credit, as we determine, which will be either 1) the price you paid us for the Product or 2) the depreciated price.

    This is our entire obligation to you regarding any claim of infringement.

    CLAIMS FOR WHICH WE ARE RESPONSIBLE

    We have no obligation regarding any claim based on any of the following:

    1. your modification of a Product, or a Program's use in other than its specified operating environment;

    2. the combination, operation, or use of a Product with any product, data, or apparatus that we did not provide; or

    3. infringement by a non-IBM Product alone, as opposed to its combination as part of a system of Products that we provide.

21. LIABILITY

    Circumstances may arise where, because of a default or other liability, one of us is entitled to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed, the following terms apply.

    Our Liability

    We are responsible for:

    1.  payments referred to in our patent and copyright terms described above;

    2. bodily injury (including death), and damage to real property and tangible personal property caused by our Products; and

    3. the amount of any other actual loss or damage, up to the greater of $100,000 or the charges (if recurring, 12 months' charges apply) for the Product that is the subject of the claim.

    ITEMS FOR WHICH WE ARE NOT LIABLE

    Under no circumstances are we liable for any of the following:

    1. third-party claims against you for losses or damages (other than those under the first two items above);

    2.  loss of, damage to, your records or data; or

    3. economic consequential damages (including lost profits or savings) or incidental damages, even if we are informed of their possibility.

    YOUR LIABILITY

    In addition to damages for which you are liable under law and the terms of this Agreement, you will indemnify us for claims by others made against us (particularly regarding statements, representations, or warranties not authorized by us) arising out of your conduct under this Agreement or as a result of your relations with anyone else.

22. TRADEMARKS

    We will provide you with advertising guidelines for our logos, trade and service marks, trade names, emblems, and titles (collectively called "Trademarks"). We will notify you in writing of the title you are authorized to use. You may also use the IBM Business Partner emblem associated with that title. You may use the Trademarks only as described in the guidelines and only in association with the Products we approve you to market.

    On our request, you agree to change or stop using any advertising or promotional material that does not comply (as we determine) with our guidelines or this Agreement. When this Agreement ends, you agree to promptly stop using our Trademarks. If you do not, you agree to pay any expenses and fees that we incur in getting you to stop.

    You agree that any goodwill attaching to our Trademarks as a result of your use of them belongs to us. You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

23. NO PROPERTY RIGHTS

    Your rights under this Agreement are not property rights and, therefore, you cannot transfer them to anyone else or encumber them in any way. For example, you may not sell your authorization to market our Products or your right to use our Trademarks.

24. CHANGES TO THE AGREEMENT TERMS

    In order to maintain flexibility in our relationships, we may change the terms of this Agreement by giving you one month's written notice. However, these changes are not retroactive. They apply as of the effective date we specify in the notice. If you do not accept a change, you must inform us in writing before its effective date. If you do so, any future change will not apply to you. However, if you sign a revised Profile, then all prior changes become effective.

    Otherwise, for a change to be valid, both of us must sign it. Additional or different terms in any order or written communication from you are void.

25. AGREEMENT TERMINATION

    You may terminate this Agreement, with or without cause, on one month's written notice.

    We may terminate this Agreement, with or without cause, on three months' written notice. If the termination is for cause, we may (at our discretion) allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice. However, certain acts or omissions are so serious as to warrant immediate termination. If you repudiate this Agreement, materially breach any of its terms, or make any material misrepresentation to us, we may terminate this Agreement at any time, on written notice. Examples of a material breach are violation of our status-change terms, violation of our trademark terms, submission of a false warranty claim, and unauthorized sale to a reseller. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

    Upon termination, you must immediately pay us all amounts due. We may offset any amounts due you against amounts due us or any of our subsidiaries. Any terms of this Agreement, which by their nature extend beyond its termination, remain in effect until fulfilled, and apply to respective successors and assignees.

    We may permit you to continue to provide Products after this Agreement ends (it ends when terminated or when the contract period ends). If we do so, you agree to provide those Products under the terms of this Agreement.

    RETURN OF PRODUCTS

    At the end of this Agreement, you agree to:

    1. pay for or return to us, at our discretion, any Products for which you have not paid, and

    2. allow us, at our discretion, to repurchase any other Products in your possession or control at the price you paid us, less any credits issued to you.

    Products to be returned must be unused, in new condition, and in your inventory (or in transit from us) on the day of termination. We will inspect the Products and reserve the right to reject them. You agree to pay all shipping charges. Products returned to you under our money-back guarantee terms may be used and we pay their shipping charges.

26. WAIVER OF NONCOMPLIANCE

    Failure by either of us to insist on strict performance or to exercise a right when entitled, does not prevent us from doing so at a later time, either in relation to that default or any subsequent one.

27. ELECTRONIC COMMUNICATIONS

    Each of us may communicate with the other by electronic means. Each of us agrees that when electronic communications are used, they are the equivalent of written and signed documents.

    ELECTRONIC DATA INTERCHANGE

    We may provide Electronic Data Interchange (called "EDI") options to you. Electronic invoicing and electronic payment are examples of these options. When using EDI options, each of us agrees:

    1. when a bank is involved, to pay our respective bank charges and to notify the other promptly of any changes to the bank payment process; and

    2. to notify the other promptly of any changes to the technology, process, or information upon which the EDI transactions are based.

    We will specify respective responsibilities for the EDI option you choose.

28. GEOGRAPHIC SCOPE

    All your rights and all our obligations are valid only in the United States and Puerto Rico.

29. GOVERNING LAW

    Since we are a New York corporation, the laws of the State of New York govern this Agreement.

IBM BUSINESS PARTNER AGREEMENT - REMARKETER
DEALER/RETAILER ATTACHMENT
--------------------------------------------------------------------------------

THESE TERMS APPLY TO DEALERS, RETAILERS, AND SUPERSTORES.

1.  MARKETING OF PRODUCTS

    For Products you market, you agree to:

    1. market, support (including setup and test), and service them only at Authorized Locations or End Users' locations;

    2. receive and place in inventory, Products and maintenance parts, only at Authorized Locations or ship-to-locations (and not at End Users' locations);

    3. maintain a sufficient inventory at Authorized Locations to meet expected demand;

    4. provide adequate floor space and related facilities at Authorized Locations to display and demonstrate the Products; and

    5. when referring to locations in your advertising, refer only to Authorized Locations.

2.  END USER SUPPORT

    Except for Programs and features for Customer-set-up Machines, we require you to provide certain activities using your trained personnel whose place of business is an Authorized Location.

    You agree to (at a minimum):

    1. have at least one face-to-face meeting with the End User before an initial sale;

    2.  select Products that best meet the End User's needs;

    3. inform the End User that you are available to provide ongoing support; and 4. verify the successful operation of a Product before delivery to the End User.

3.  ASSOCIATION WITH SELECTED RESELLERS

    With our prior written approval, you may market Products to certain resellers we approve who add significant value to those Products and who market them only to End Users. We reserve the right to withdraw our approval of 1) any such reseller or 2) your association with any such reseller.

    You agree to:

    1. require the reseller to market our Products in a manner not contrary to this Agreement;

    2. use your best efforts to ensure that for each Product the reseller markets, it retains the required records and provides the applicable money-back guarantee, warranty information, license agreement, and sales receipt;

    3.  retain responsibility for End User satisfaction;

    4. provide Warranty Service and Program Services to the End User, if applicable; and

    5. ensure the reseller provides a copy of a completed proof-of-purchase document (that we provide) to the End User and to you. You agree to retain such document as you would a sales receipt. You may share certain technical assistance responsibilities that we specify with the reseller.

4.  RENTAL OF MACHINES

    From an Authorized Location, you may rent certain Machines to 1) End Users or 2) our remarketers that we specify. We may approve you to have an Authorized Location dedicated solely to the rental of Machines.

    You agree to retain title to a rental Machine for 12 months from its Date of Installation. You must record this date.

    Certain Programs specified in the Dealer Exhibit may be preloaded onto rental Machines. You must have an original license in place from us for each of these Programs you wish to preload. With our permission, you may make the number of copies authorized of these Programs (including their printed documentation) solely for preloading onto, and use with, your rental Machines. The copies are subject to the terms of the original Program's license agreement, except that you may not transfer them. We will invoice you for the additional licenses we authorize. You must retain a copy of our invoice as proof of authorization.

    You agree:

    1. to provide the applicable license agreement to the End User before renting the Machine. You agree to inform the End User that the terms apply to each copy of each Program.

    2. to recover all copies of each Program from the End User at the end of the Machine's rental period. You may continue to use the Program for successive End Users without additional approval or charge; and

    3. not to provide any backup copy of a preloaded Program. You may reload the Program, if necessary.

    Our approval to preload Programs may be withdrawn on three months' written notice. However, if you fail to comply with any of the above terms, we may withdraw our approval at any time, on written notice.


5.  IBM EMPLOYEE SALES PROGRAM

    If you choose to participate in the IBM Employee Sales Program, we will pay you a fee for providing certain Products to our employees. Before you deliver the Product, you agree to verify its successful operation. You may deliver the Product only at an Authorized Location.

    You may terminate your participation in this offering by giving us written notice. You agree to honor orders received before the termination date. We may terminate your participation in this offering on one month's written notice.

    We will specify the price our employee is to be charged for the Product. Our employee will order the Product from you and pay you for it.

6.  IBM FUND FOR COMMUNITY SERVICE PROGRAM

    If you participate in the IBM Employee Sales Program, you must participate in the IBM Fund for Community Service Program. Under this offering, we donate certain Products to selected community-service organizations. We ship Products to you for delivery to these organizations. We will pay you a fee for this service.

    You agree to:

    1.  verify the Product's operation before delivery; and

    2. deliver the Product only at an Authorized Location to the organization when it presents you with the appropriate documentation.

    We will notify you of a cancellation that occurs after shipment of a Product. We will offer you all Products in the order at the price we charge our employees. You may obtain all the cancelled Products by submitting a purchase order to us. Alternatively, you may return the order by following procedures we specify. If we do not receive all Products in the cancelled order within the allowable time for return, we will invoice you for Products we did not receive. We will charge you the lowest dealer price for which you are then eligible.

    Termination is handled as described in the IBM Employee Sales Program. Termination of either offering, terminates the other.